Exhibit 4.7

NOTICE OF GUARANTEED DELIVERY
 for Tender of
 Outstanding Unregistered Senior Notes due May 15, 2011
of
SESI, L.L.C.

        This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) Senior Notes due May 15, 2011 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer - Exchange Offer Procedures -- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

THE EXCHANGE AGENT
FOR THE EXCHANGE OFFER IS:

THE BANK OF NEW YORK
For Delivery by Mail/ Hand Delivery/Overnight Delivery: The Bank of New York Corporate Trust Services Window, Ground Level 101 Barclay Street New York, NY 10286 Attn:	For Delivery by Registered Certified Mail: The Bank of New York 101 Barclay Street Reorganization Department, 7 East New York , NY 10286 Attn:

By Facsimile Transmission (for eligible institutions only):

 (212) 815-6339

To Confirm Receipt:

 (212) 815-3750

For Information Call:

 (212) 815-3750

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

 Ladies and Gentlemen:

         The undersigned hereby tenders to SESI, L.L.C., a Delaware limited liability company (the "Company"), upon the terms and subject to the conditions set forth in the prospectus dated , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Exchange Offer Procedures -- Guaranteed Delivery Procedures."

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on                , 2001, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                     DESCRIPTION OF OUTSTANDING NOTES TENDERED

Certificate Number(s) (if known) of Outstanding Notes or Account Number at the Book-Entry Transfer Facility	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered

Total:

                                                      PLEASE SIGN AND COMPLETE

Signature(s): _________________________________
____________________________________________
Address: ____________________________________
____________________________________________
                                                                                    (Zip Code)

Area Code and Telephone Number:
____________________________________________
Dated: ______________________________________

 Name(s): ____________________________________
____________________________________________

Capacity (full title), if signing in a representative capacity:____________________________________

Taxpayer Identification or Social Security Number:
____________________________________________

                                                                                              GUARANTEE
                                         (NOT TO BE USED FOR SIGNATURE GUARANTEE)
        The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                                                                           ___________________________________________
                                                                                                           (Name of Firm)

                                                                                                   Sign here:
                                                                                                   ____________________________________________
                                                                                                       (Authorized Signature)

                                                                           Name:_______________________________________
                                                                                                                                           (Please type or print)

                                                                          Title:________________________________________

                                                                           ___________________________________________
                                                                                               (Area Code and Telephone Number)

                                                                           ___________________________________________

Dated: ________________________, 2001                 ____________________________________________
                                                                                  Address                                                          Zip Code

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.